Exhibit 99.Ba.(xii)

ARTICLES SUPPLEMENTARY OF HARTFORD SERIES FUND, INC.

Hartford Series Fund, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST:

The Corporation currently has the authority to issue eighty billion, three hundred twenty five million (80,325,000,000), shares of $0.001 par value common stock, having an aggregate par value of eighty million, three hundred twenty five thousand dollars ($80,325,000), as listed below:

Series	Class IA Shares	Class IB Shares

Hartford Advisers HLS Fund	8,500,000,000	1,000,000,000
Hartford Capital Appreciation HLS Fund	4,250,000,000	750,000,000
Hartford Capital Preservation HLS Fund	700,000,000	300,000,000
Hartford Director Balanced Allocation HLS Fund	600,000,000	200,000,000
Hartford Director Conservative Allocation HLS Fund	600,000,000	200,000,000
Hartford Director Equity Growth Allocation HLS Fund	600,000,000	200,000,000
Hartford Director Growth Allocation HLS Fund	600,000,000	200,000,000
Hartford Director Income Allocation HLS Fund	600,000,000	200,000,000
Hartford Disciplined Equity HLS Fund	3,300,000,000	200,000,000
Hartford Dividend and Growth HLS Fund	3,500,000,000	500,000,000
Hartford Equity Income HLS Fund	600,000,000	200,000,000
Hartford Focus Growth HLS Fund	600,000,000	200,000,000
Hartford Fundamental Growth HLS Fund	600,000,000	200,000,000
Hartford Global Advisers HLS Fund	800,000,000	200,000,000
Hartford Global Communications HLS Fund	600,000,000	200,000,000
Hartford Global Financial Services HLS Fund	600,000,000	200,000,000
Hartford Global Growth HLS Fund	3,200,000,000	200,000,000
Hartford Global Health HLS Fund	600,000,000	200,000,000
Hartford Global Technology HLS Fund	600,000,000	200,000,000

Hartford Growth HLS Fund	600,000,000	200,000,000
Hartford High Yield HLS Fund	2,600,000,000	200,000,000
Hartford Income HLS Fund	600,000,000	200,000,000
Hartford Index HLS Fund	3,500,000,000	500,000,000
Hartford Inflation Plus HLS Fund	600,000,000	200,000,000
Hartford International Growth HLS Fund	600,000,000	200,000,000
Hartford International Opportunities HLS Fund	2,000,000,000	625,000,000
Hartford International Small Company HLS Fund	600,000,000	200,000,000
Hartford Leaders Balanced Allocation HLS Fund	600,000,000	200,000,000
Hartford Leaders Conservative Allocation HLS Fund	600,000,000	200,000,000
Hartford Leaders Equity Growth Allocation HLS Fund	600,000,000	200,000,000
Hartford Leaders Growth Allocation HLS Fund	600,000,000	200,000,000
Hartford Leaders Income Allocation HLS Fund	600,000,000	200,000,000
Hartford MidCap Growth HLS Fund	600,000,000	200,000,000
Hartford MidCap HLS Fund	1,800,000,000	600,000,000
Hartford MidCap Value HLS Fund	800,000,000	400,000,000
Hartford Money Market HLS Fund	6,000,000,000	1,000,000,000
Hartford Mortgage Securities HLS Fund	900,000,000	300,000,000
Hartford Select MidCap Growth HLS Fund	600,000,000	600,000,000
Hartford Short Duration HLS Fund	600,000,000	200,000,000
Hartford Small Company HLS Fund	1,125,000,000	375,000,000
Hartford Stock HLS Fund	3,000,000,000	1,000,000,000
Hartford Total Return Bond HLS Fund	4,400,000,000	600,000,000
Hartford Value HLS Fund	600,000,000	200,000,000

SECOND:

Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board”) by Article IV of the Corporation’s charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation

 Law, the Board has duly authorized an increase in the Corporation’s authorized shares of $0.001 par value common stock to eighty-one billion one hundred twenty five million (81,125,000,000) shares having an aggregate par value of eighty one million one hundred twenty five thousand dollars ($81,125,000), as classified below:

Series	Class IA Shares	Class IB Shares

Hartford Advisers HLS Fund	8,500,000,000	1,000,000,000
Hartford Capital Appreciation HLS Fund	4,250,000,000	750,000,000
Hartford Capital Preservation HLS Fund	700,000,000	300,000,000
Hartford Director Balanced Allocation HLS Fund	600,000,000	200,000,000
Hartford Director Conservative Allocation HLS Fund	600,000,000	200,000,000
Hartford Director Equity Growth Allocation HLS Fund	600,000,000	200,000,000
Hartford Director Growth Allocation HLS Fund	600,000,000	200,000,000
Hartford Director Income Allocation HLS Fund	600,000,000	200,000,000
Hartford Disciplined Equity HLS Fund	3,300,000,000	200,000,000
Hartford Dividend and Growth HLS Fund	3,500,000,000	500,000,000
Hartford Equity Income HLS Fund	600,000,000	200,000,000
Hartford Focus Growth HLS Fund	600,000,000	200,000,000
Hartford Fundamental Growth HLS Fund	600,000,000	200,000,000
Hartford Global Advisers HLS Fund	800,000,000	200,000,000
Hartford Global Communications HLS Fund	600,000,000	200,000,000
Hartford Global Equity HLS Fund	600,000,000	200,000,000
Hartford Global Financial Services HLS Fund	600,000,000	200,000,000
Hartford Global Growth HLS Fund	3,200,000,000	200,000,000
Hartford Global Health HLS Fund	600,000,000	200,000,000
Hartford Global Technology HLS Fund	600,000,000	200,000,000
Hartford Growth HLS Fund	600,000,000	200,000,000
Hartford High Yield HLS Fund	2,600,000,000	200,000,000

Hartford Income HLS Fund	600,000,000	200,000,000
Hartford Index HLS Fund	3,500,000,000	500,000,000
Hartford Inflation Plus HLS Fund	600,000,000	200,000,000
Hartford International Growth HLS Fund	600,000,000	200,000,000
Hartford International Opportunities HLS Fund	2,000,000,000	625,000,000
Hartford International Small Company HLS Fund	600,000,000	200,000,000
Hartford Leaders Balanced Allocation HLS Fund	600,000,000	200,000,000
Hartford Leaders Conservative Allocation HLS Fund	600,000,000	200,000,000
Hartford Leaders Equity Growth Allocation HLS Fund	600,000,000	200,000,000
Hartford Leaders Growth Allocation HLS Fund	600,000,000	200,000,000
Hartford Leaders Income Allocation HLS Fund	600,000,000	200,000,000
Hartford MidCap Growth HLS Fund	600,000,000	200,000,000
Hartford MidCap HLS Fund	1,800,000,000	600,000,000
Hartford MidCap Value HLS Fund	800,000,000	400,000,000
Hartford Money Market HLS Fund	6,000,000,000	1,000,000,000
Hartford Mortgage Securities HLS Fund	900,000,000	300,000,000
Hartford Select MidCap Growth HLS Fund	600,000,000	600,000,000
Hartford Short Duration HLS Fund	600,000,000	200,000,000
Hartford Small Company HLS Fund	1,125,000,000	375,000,000
Hartford Stock HLS Fund	3,000,000,000	1,000,000,000
Hartford Total Return Bond HLS Fund	4,400,000,000	600,000,000
Hartford Value HLS Fund	600,000,000	200,000,000

THIRD:

Shares of the Corporation’s Class IA and IB common stock shall have all of the rights, preferences and privileges as set forth in the Corporation’s charter and as set forth in the Corporation’s current prospectuses, statements of additional information and multiple class plan.

FOURTH:	The Corporation is registered as an open-end company under the Investment Company Act of 1940.

FIFTH:

At a meeting on November 7, 2007 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to accommodate the creation of Hartford Global Equity HLS Fund, a new series of the Corporation.

IN WITNESS WHEREOF, Hartford Series Fund, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Catherine E. Marshall, its Assistant Secretary, this 19th day of November 2007.

Attest:	Hartford Series Fund, Inc.

	By:	/s/Edward P. Macdonald
/s/Catherine E. Marshall		Edward P. Macdonald
Catherine E. Marshall		Vice President
Assistant Secretary

I, Edward P. Macdonald, Vice President of Hartford Series Fund, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.

/s/Edward P. Macdonald
Edward P. Macdonald